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                                                                   EXHIBIT 10.8



                        MONTH TO MONTH RENTAL AGREEMENT
           Based upon the Santa Monica Rent Control Charter Amendment


(Prepared in accordance with general California Landlord-Tenant Law in effect as of the revision date. Consult with your attorney about local technicalities or subsequent changes in the law.)

OWNER:    Stan Flinkman
-------------------------------------------------------------------------------

RENTER:   Corpas Investments, Inc.
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PREMISES:     2931      3rd Street       Santa Monica, California       90405
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             APT. NO.     ADDRESS      (ST., AVE., PL., BLVD., ETC.)   ZIP CODE

Owner and Renter agree that Renter's performance of and compliance with each of the terms hereof, and with Owner's House or Pool Rules (if any) which are incorporated herein by reference, constitute a condition on Renter's right to occupy the Premises. Any failure of compliance or performance by Renter shall allow Owner to forfeit this agreement and terminate Renter's right to possession.


A.   Rent Start Date                   January 22, 2000                I.  Maximum Occupancy
                                       ------------------------
B.   Rent per Month                    $4,000                              (1) per Agreement               5
                                        -----------------------                                            ------------------------
C.   Day of Month Rent Due              1st                                (2) per Building Code
                                       ------------------------                                            ------------------------
D.   Returned Check Charge             $50                             J.  Named Renter                    Corpas Investments, Inc.
                                        -----------------------                                            ------------------------
E.   Security Deposit                  $4,000                          K.  Added per Occupant Rent         $100
                                        -----------------------                                            ------------------------
F.   Owner Paid Utilities              None                            L.  Owner's Personal Property       see additional terms
                                       ------------------------                                            ------------------------
G.   Parking Space (Lic./Space #)      2 in garage                     M.  Charitable Organization         CLARE
                                       ------------------------                                            ------------------------
H.   Storage Space                     None                            N.  Pets                            one dog
                                       ------------------------                                            ------------------------

1. RENT/LATE RENT CHARGE: Should the Rent Start Date (Section A) be other than the first day of the month, Owner may prorate the rent to the first day of the succeeding month. Renter shall pay owner the rent due for each rental month in advance, on the date and in the amount set out in Sections B and C. If Renter's check is returned "NSF," Renter shall pay a Returned Check Charge set out in Section D and Owner may demand that future rent payments be by cashier's check or money order. Such Late Charge and/or Returned Check Charge may be deemed additional rent by inclusion in an eviction notice or may be deducted from Renter's Security Deposit. Any Security Deposit refund-claim shall be deemed compensated to the extent of any such deduction. All of Renter's monetary obligations hereunder are deemed rent.

2. SECURITY DEPOSIT: Renter shall pay to Owner the total Security Deposit set out in Section E to secure Renter's compliance with all terms of this Agreement and Owner's Rules and Regulations. (In addition to the first month's rent, Owner may demand a security deposit not to exceed to two times the monthly rent for unfurnished apartments and three times the monthly rent for furnished apartments.) No portion of the Security Deposit shall be deemed rent for any rental month unless Owner so elects nor shall it constitute a measure of Owner's damages. No interest is payable on the Security Deposit unless required by law. Any refund of the Security Deposit to Renter shall be made in an amount and manner in accordance with the provisions of California Civil Code
Section 1950.5.

3. UTILITIES: Renter shall pay for all utilities supplied to the Premises except those set out in Section F. If Renter defaults in the payment of rent, Owner may instruct any utility company to charge any utilities so designated, henceforth, to Renter and place the same in Renter's name, and Renter is obligated to pay for the same thereafter. Owner is authorized to get notice from any utility company of any default in payment by Renter. If Owner is charged with any such amount, Owner may recover it from Renter or deduct the same from the Security Deposit as unpaid rent or damages. Renter shall not use any common area utilities. To the extent allowed by law, the pro-rated amount of any penalty for utility overuse allowable to the Premises shall be payable by Renter as additional rent.

4. PARKING/STORAGE RULES: If Renter is assigned a parking space on Owner's property, set out in Section G, Renter shall use such space only for the parking of operable, licensed and currently registered passenger automobiles and not for the washing, painting or repair of such vehicles. Renter shall not park, or allow anyone else to park, in any other space on Owner's property. Renter shall not assign or sublet any such parking space and Owner may have unauthorized vehicles towed away. Upon seven (7) days written notice to Renter, Owner may terminate Renter's parking privilege or change the size and/or location of Renter's parking space or storage space described in Section H.



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

5. NAMED RENTER/ASSIGNMENT/SUBLETTING: The Premises shall not be occupied by more than the maximum number of "Agreement" occupants set out in Section I, unless required by law, nor by any person other than the Named Renter set out in Section J without the advance written consent of the Owner and at the additional rent set out in Section K or prescribed by law. Renter's right to possession shall not be assigned nor the Premises sublet.

6. GOOD CONDITION RECEIPT: Renter has examined the Premises including, but not limited to, the furniture, furnishings, fixtures, appliances and equipment PROVIDED BY OWNER AND SET OUT IN SECTION L, windows, doors, plumbing and electrical facilities, hot and cold water supply, building grounds and appurtenances, accepts the same `AS IS' and acknowledges that the same are in good, clean and sanitary order, condition and repair unless noted to the contrary on Owner's copy of this Agreement. If an inventory is attached hereto it shall be deemed incorporated herein by reference. Except as provided by law, Owner shall not be required to make any improvements, replacements or repairs to the Premises and, if allowed by law, any such work shall be at Renter's expense. Upon termination of the tenancy, Renter shall return the Premises to Owner in as good order, condition and repair as when received, ordinary wear and tear excepted, and free of Renter's personal property. Trash and debris, burns, stains, holes or tears, of any size or kind, in the carpeting, draperies, walls, windows or doors among other conditions, shall not be deemed ordinary wear and tear. Renter acknowledges that no representation as to the condition or repair of the Premises, or as to Owner's intention with respect to any improvement, alteration, decoration or repair thereof, has been made to Renter unless noted on Owner's copy of this Agreement. Renter's "GOOD FAITH" in the assertion of any habitability defense to eviction for nonpayment of rent shall be established. Evidence of Renter's "good faith" shall include, but not be limited to, written proof of Owner's knowledge and opportunity to repair any claimed housing deficiency prior to service of an eviction notice, whether by a copy of a request-for-maintenance-demand delivered to Owner or otherwise, and lack of Renter-causation of the claimed housing deficiency.

7. MAINTENANCE AND REPAIR/ALTERATIONS: Renter shall: (a) keep the Premises in a clean and sanitary condition; (b) dispose of all rubbish, garbage and waste in a clean and sanitary manner; (c) properly use and operate all electrical, gas and plumbing fixtures and keep the same in a clean condition;
(d) not permit any person, in or about the Premises with Renter's consent, to deface, damage or remove any part of the structure in which the Premises are located nor the facilities, equipment or appurtenances thereto or thereon, nor himself do any such thing; (e) occupy and use the Premises in the manner in which they are designated and intended to be occupied and used. Renter shall be liable for the expense of any repair caused by Renter's failure to comply with these conditions. Renter shall not alter the Premises or paint or wallpaper any portion thereof. Renter shall not install or use any dishwasher, clothes washer, clothes dryer or air conditioner in or about the Premises except those which may be supplied by Owner. Renter is responsible for any telephone hook-up fee, and shall carry any telephone or wire maintenance insurance offered by the telephone company.

8. DAMAGE/DESTRUCTION: If the Premises, or structure in which they are located, are totally or partially destroyed and become unavailable for occupancy due to fire, earthquake, accident or other casualty beyond the control of Owner and Renter, for a period of twenty (20) days or more, then, and only then, any party hereto may terminate this Agreement with written notice to all other parties. If this tenancy is not so terminated, or if the period the Premises are unavailable for occupancy is less than twenty (20) days for any of the above reasons or for reasons of Owner's maintenance, repair, modification, alteration, remodeling, reconstruction, extermination, or the like, the sole remedy of Renter shall be an abatement of the rent, proportionate to the interference with full use and enjoyment, until the Premises are again available for occupancy.

9. INSPECTION/ENTRY: Owner may enter and inspect the Premises, during business hours and upon reasonable notice to Renter, without Renter's presence, for any lawful purpose. Owner may enter the Premises without advance notice to Renter in case of an emergency. Renter shall not add nor change any lock or locking device, bolt or latch on the Premises and shall provide Owner with a key to any such device, forthwith, on demand. Renter acknowledges that Owner is entitled to a key to the Premises and may use the same for entry as provided herein or by law.

10. RULES AND REGULATIONS: Renter, and all persons in or about the Premises with Renter's consent, shall comply with all Rules and Regulations made by Owner, from time to time, and delivered to Renter, including House and Pool Rules. Owner shall not be obligated to enforce any such Rules and Regulations, or the terms of any other Agreement, and Owner shall not be liable to Renter for any violation of such Rules and Regulations or other Agreements by any other Renter or person. All visitors to the Premises, forthwith on Owner's demand, shall produce picture-identification and sign a visitor log book or be prohibited from entry.

11. INSURANCE: In consideration of this rental, Renter shall obtain and pay for any insurance coverage necessary to protect Renter from any loss or expense due to personal injury or property damage, including but not limited to that caused by any act or omission of any party, including Owner or co-tenants, criminal act, war, riot, insurrection, fire or act of God. The amount of monetary damage caused to Owner by Renter's breach of this agreement shall be deemed to be an amount equal to the amount of any loss sustained by renter by any such act or event and shall offset any claim by Renter against Owner.

12. COMPLIANCE WITH LAWS: Renter shall not violate any law or commit or permit any waste, damage to, or nuisance in or about, the Premises, or in any way annoy any other renter, or operate any business in or about the Premises, or do or keep anything in or about the Premises that will obstruct the common areas or usage thereof, or increase Owner's insurance premiums.

13. NOTICE OF TERMINATION/DEATH: Renter shall give Owner 30-days notice of intent to vacate the Premises and shall be liable for payment of rent through the date of expiration of the notice or until the Premises are vacated. Renter's death shall be deemed notice of termination.

14. WAIVER OF DEFAULT: Owner's failure to require strict compliance with the terms of this Agreement, or to exercise any right provided for herein, shall not be deemed a waiver of such compliance or right, or waive such compliance or right in the future, and Owner's acceptance of rent with knowledge of any default by Renter shall not be deemed a waiver of such default, nor limit Owner's rights with respect to that or any subsequent default.



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15.      SURRENDER OF PREMISES/PROPERTY: In addition to Renter's liability under Paragraph 13, if Renter is absent from the Premises for thirty (30) consecutive days during which rent is unpaid, and if Owner has a reasonable belief that Renter does not intend to maintain occupancy of the Premises, the Premises and all of Renter's personal property located therein shall be deemed surrendered to Owner and Owner may re-enter and retake possession of the Premises and dispose of Renter's personal property by delivering it to the Charitable Organization set out in Section M, or to any like organization if the named organization refuses the property. If neither method of disposal of the property is effective, Owner may dispose of the property in any other manner Owner chooses, in Owner's absolute discretion.

16. NON-CURABLE BREACH OF AGREEMENT: The following, by way of illustration and not limitation, shall constitute a non-curable breach of this Agreement:
(a) Police raid upon the Premises; (b) Arrest of Renter for possession/sale/storage of any narcotic/controlled substance/chemical or herbal contraband in or about the Premises; (c) Failure to permit Owner's entry of the Premises following receipt by Renter of written notice of Owner's intent to enter the Premises; (d) Failure to cooperate with Owner or any pest controller/fumigator/exterminator following receipt by Renter of notice that such services will be performed in or about the Premises; (e) Defaults by Renter causing Owner to serve more than two notices to pay or quit, or perform or quit, in any twelve (12) month period, whether or not Renter subsequently cures such defaults; (f) A misrepresentation on Renter's Rental Application;
(g) Delivery of any security door/gate key to anyone not a party to this Agreement; or (h) Failure to comply with any demand by Owner concerning Renter's parking privilege.

17. PEST CONTROL/FUMIGATION/EXTERMINATION: Upon demand by Owner, Renter shall temporarily vacate the Premises, for a reasonable period required, to allow cited or needed repairs, pest or vermin control work to be done. Rent shall be abated during Renter's absence. Renter shall comply forthwith, with all instructions from the pest controller, fumigator and/or exterminator regarding the preparation of the Premises for the work, including the proper bagging and storage of food, perishables and medicine.

18. PETS/WATER BEDS/MUSICAL INSTRUMENTS: Renter shall not bring or keep any pet (dog, cat, bird, reptile, etc.), liquid-filled furniture or musical instrument on the Premises, unless noted in Section N of Owner's copy of this Agreement. Liquid-filled furniture shall be accepted only with proof of $100,000 insurance.

19. DESIGNATION OF PARTIES: The term "Owner" includes a "manager," "agent of the owner," "management company," "Trustee" of a Trust, or any other person or entity acting on behalf of the owner as the Lessor of the premises entitled to rent the premises, collect the rent for the premises, and prosecute eviction actions.

20. PARTIAL INVALIDITY: If any portion of this Agreement is held invalid, it shall not affect the validity of any other portion of this Agreement.

21. ATTORNEYS FEES: If any legal action or proceeding is brought by Owner or Renter related to this Agreement, the prevailing party shall be entitled to recover attorneys tees not to exceed $500.00.

22. PRE-TRIAL RENT DEPOSIT: In any action for unlawful detainer, Renter shall deposit unpaid rent with the Court by cashier's check or money order, if so required by law.

23. GUARANTOR(S): On demand by Owner, Renter shall obtain the execution of a Continuing Guarantee Agreement provided by owner, by an agreed upon Guarantor. Said agreement shall be deemed incorporated herein and subject hereto.

24. RENT ACCEPTANCE: Rent tendered by a third person for Renter's benefit may be accepted without creating any new tenancy.

25. CREDIT REPORT: As required by law, you are hereby notified that a negative credit report reflecting on your credit record may be submitted to a credit reporting agency and/or your credit may be checked periodically.

26. ENTIRE AGREEMENT: The foregoing constitutes the entire agreement between the parties and supersedes any oral or written representation or agreement contrary hereto. Renter represents that he has relied solely on his own judgment, experience and expertise in entering into this Agreement.

27. ESTOPPEL CERTIFICATE: Within 10 days after written notice, Renter agrees to execute and deliver an estoppel certificate as submitted by Owner acknowledging that this Agreement is unmodified and in full force and effect or in full force and effect as modified and stating the modifications. Failure to comply shall be deemed Renter's acknowledgement that the certificate as submitted by Owner is true and correct and may be relied upon by a lender or purchaser.

28. LEAD DISCLOSURE: If checked, the Premises were built prior to 1978 and the following must be completed by the Owner, Renter and Real Estate Agent, if any.

LEAD WARNING STATEMENT

Housing built before 1978 may contain lead-based paint. Lead from paint, paint chips, and dust can pose health hazards if not managed properly. Lead exposure is especially harmful to young children and pregnant women. Before renting pre-1978 housing, owners must disclose the presence of known lead-based paint and/or lead-based paint hazards in the dwelling. Renters must also receive a federally approved pamphlet on lead poisoning prevention.
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
OWNER'S DISCLOSURE (initial where appropriate)

_____ Owner has no knowledge of lead-based paint and/or lead-based paint hazards in the Premises. Owner has no reports or records pertaining to lead-based paint and/or lead-based paint hazards in the Premises,

_____ See Attached. (A separate form is attached disclosing Owner's information.)

RENTER'S ACKNOWLEDGMENT (initial)

__X__ Renter has received the pamphlet "Protect Your Family from Lead in Your Home".

       10. UNATTENDED PET: No pet shall be left unattended for more than twenty-four hours. When tenant is on vacation or away from the premises for more than twenty-four hours, the pet must be taken to a pet care facility. Strangers to the tenancy shall not be allowed to enter the premises to care for the pet.

       11. ABANDONMENT OF PET: Any pet left at the premises following either voluntary vacation by the tenant or lockout pursuant to court order shall be deemed abandoned. The landlord has no responsibility for the care, feeding, and maintenance of the pet, and may immediately turn the pet over to any local animal control authority.

       12. COMPLETE AGREEMENT: This is the complete agreement between the parties concerning pet(s).

       13. MODIFICATION OF AGREEMENT: This agreement may only be modified by an agreement in writing signed by both parties.

       14. WAIVER: The acceptance of rent by the landlord from the tenant after a breach or purported breach of this agreement, shall not be considered a waiver of any covenant herein.

       15. INDEMNITY AND HOLD HARMLESS: The tenant shall indemnify the landlord and hold the landlord harmless from any and all damages, inconveniences, and nuisance which may be caused by the pet, and will reimburse landlord for all expenses occasioned thereby.

       16. LIABILITY insurance covering injuries or damages caused by Renter's pet(s), with a minimum limit per incident as specified by Owner, showing Owner as an additional insured, shall be purchased by Renter and kept in effect during the tenancy on owner's demand.

       17.      OTHER:







Date: January 7, 2000                     /s/ Ross Love
                                          -------------------------------------
                                          Chief Executive Officer,
                                          Corpas Investments, Inc.


                                          Tenant

                                          Executed for Corpas Investments, Inc.
                                          -------------------------------------
Date: January __, 2000                    Tenant


                                          /s/ Stan Flinkman
                                          -------------------------------------
                                          Landlord and/or Agent



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

______ Renter agrees to promptly notify Owner in writing of any deteriorated and/or peeling paint.

REAL ESTATE AGENT'S ACKNOWLEDGMENT (initial, if agent involved)

______ Real Estate Agent has informed the lessor of the lessor's obligations under 42 U.S.C. 4852d and is aware of his/her responsibility to ensure compliance.

NOTICE: The California Department of Justice, sheriff's departments, police departments serving jurisdictions of 200,000 or more and many other local law enforcement authorities maintain for public access a data base of the locations of persons required to register pursuant to paragraph (1) of subdivision (a) of
Section 290.4 of the Penal Code. The data base is updated on a quarterly basis and is a source of information about the presence of these individuals in any neighborhood. The Department of Justice maintains a Sex Offender Identification Line through which inquiries about individuals may be made. This is a "900" telephone service. Callers must have specific information about individuals they are checking. Information regarding neighborhoods is not available through the "900" telephone service.

CERTIFICATION OF ACCURACY

The following parties have reviewed the information above and certify, to the best of their knowledge, that the information they have provided is true and accurate.


Owner  /s/ Stan Flinkman                  Renter  /s/ Ross Love
     ------------------------------       -------------------------------------
                                          Chief Executive Officer,
                                          Corpas Investments, Inc.
Real Estate Agent   N/A                   Executed for Corpas Investments, Inc.
                 ------------------


ADDITIONAL TERMS: ALL APPLIANCES INCLUDING TWO REFRIGERATORS, STOVE, DISHWASHER, RANGE, WASHER AND DRYER ARE PROPERTY OF OWNER. RENTER WILL BE PROVIDED TWO PARKING GARAGE REMOTES TO BE RETURNED IN GOOD WORKING ORDER AT END OF TENANCY. ANY REMOTE NOT RETURNED IN WORKING ORDER WILL INCUR A $50 CHARGE TO TENANT.

OWNER WILL PUT UTILITIES INCLUDING WATER, ELECTRIC, GAS, CABLE, MODEM FOR INTERNET, TRASH IN OWNER'S NAME. RENTER WILL PAY AN ADDITIONAL $250 PER MONTH WITH THE RENT AS THE ESTIMATED COST OF THESE ITEMS. ANY EXCESS ABOVE THE $250 ESTIMATE WILL BE PAYABLE ON DEMAND TO OWNER. OWNER WILL PAY THE COST OF CABLE T.V. TO INCLUDE HBO, SHOWTIME, MOVIE CHANNEL.




DATED  January 7, 2000                           DATED   January 7, 2000
     -------------------------                        -------------------------

OWNER:                                           RENTER:

 /s/  Stan Flinkman                              Corpas Investments, Inc.
------------------------------                   ------------------------------

                                                 by /s/
------------------------------                   ------------------------------

3005 Main Street                                 3015 Main Street #360
------------------------------                   ------------------------------
ADDRESS                                          ADDRESS

Santa Monica                                     Santa Monica
------------------------------                   ------------------------------
CITY                                             CITY

California           90405                       California           90405
          --------------------                   ------------------------------
                   ZIP CODE                                          ZIP CODE



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                                 PET AGREEMENT




LANDLORD:         Stan Flinkman
                  ---------------------------------------
TENANT:           Corpas Investments, Inc.
                  ---------------------------------------
PREMISES:         2931 3rd Street
                  Santa Monica, California  90405
                  ---------------------------------------
PET(S)   Kind:    Dog
                  ---------------------------------------
         Breed:
                  ---------------------------------------
         Name:
                  ---------------------------------------



Tenant, in consideration of this agreement which is incorporated into the rental agreement, shall abide by the following terms, each of which is material:

         1. PET(S) ALLOWED: The only pet(s) which the tenant shall keep on the premises are described above.

         2. REPAIR AND/OR REPLACEMENT: Tenant shall either, at the sole election of the landlord, repair in a workmanlike manner or reimburse the landlord for the costs of said repair, upon a demand contained in a three day notice to perform or quit, any damages to the premises or its furnishings and improvements, caused by the pet(s).

         3. DOGS: Dogs must be neutered. Dogs must be leashed, at all times, outside the premises. Dogs shall not be allowed to defecate on or about the premises. Any such defecation must be immediately removed and either wrapped or bagged. Unwrapped defecation shall not be placed in any trash container. Dogs must not bark or howl or in any way become a nuisance or threat to the other tenants of the premises. Dogs shall be kept free of fleas and tenant is responsible for the costs of any and all flea infestation treatment which may be required, at the sole discretion of the landlord. Tenant represents that their dog(s) is/are housebroken.

         4. CATS: Cats must be neutered. Cats must be kept inside the premises at all times unless the premises is a single family dwelling. A litter box must be maintained inside the premises and it must be kept clean. Litter must be bagged before being placed into trash.

         5. FEEDING: No pet may be fed outside the dwelling unit except if the unit is a single family dwelling, or fed over any uncovered carpeting.

         6. LAWS AND ORDINANCES: Tenant shall obey all pertinent laws and ordinances.

         7.       FISH: Aquariums shall not exceed 10 gallons capacity.

         8. BIRDS/HAMSTERS/CAVIES/MICE/SNAKES/LIZARDS: Shall be kept caged at all times.

         9. BREACH OF COVENANT. The breach of any covenant of this agreement, following the service of a three day notice to perform or quit on the tenant, shall be deemed a material breach of the rental agreement and will entitle the landlord to restitution of the premises, and such other damages as may be recoverable pursuant to the terms of the rental agreement.



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